Exhibit 99.1

THERAVANCE BIOPHARMA ® , THERAVANCE ® , the Cross/Star logo and MEDICINES THAT MAKE A DIFFERENCE ® are registered trademarks of the Theravance Biopharma group of companies (in the U.S. and certain other countries). All third party trademarks used herein are the property of their respective owners. Investor Presentation September 2023 © 2023 Theravance Biopharma. All rights reserved.

Forward - Looking Statements This presentation contains certain "forward - looking" statements as that term is defined in the Private Securities Litigation Ref orm Act of 1995 regarding, among other things, statements relating to goals, plans, objectives, expectations and future events. Theravance Biopharma, Inc. (the “Company”) intends such fo rward - looking statements to be covered by the safe harbor provisions for forward - looking statements contained in Section 21E of the Securities Exchange Act of 1934, as amended, an d the Private Securities Litigation Reform Act of 1995. Examples of such statements include statements relating to: the Company’s repurchase of its ordinary shares by way of an open ma rket share repurchase program, the impact of recent headcount reductions in connection with focusing investments in research, the Company’s governance policies and plans, the Co mpa ny’s expectations regarding its allocation of resources and maintenance of expenditures, the Company’s goals, designs, strategies, plans and objectives, future YUPELRI sal es, the ability to provide value to shareholders, the Company’s regulatory strategies and timing of clinical studies, possible safety, efficacy or differentiation of our investiga tio nal therapy, and contingent payments due to the Company from the sale of the Company’s TRELEGY ELLIPTA royalty interests to Royalty Pharma. These statements are based on the current es timates and assumptions of the management of the Company as of the date of this presentation and are subject to risks, uncertainties, changes in circumstances, assumptions an d o ther factors that may cause the actual results of the Company to be materially different from those reflected in the forward - looking statements. Important factors that could cause ac tual results to differ materially from those indicated by such forward - looking statements include, among others, risks related to: whether the milestone thresholds can be achieved, delay s or difficulties in commencing, enrolling or completing clinical studies, the potential that results from clinical or non - clinical studies indicate the Company’s product candidates or product are unsafe, ineffective or not differentiated, risks of decisions from regulatory authorities that are unfavorable to the Company, dependence on third parties to conduct clinical st udi es, delays or failure to achieve and maintain regulatory approvals for product candidates, risks of collaborating with or relying on third parties to discover, develop, manufacture a nd commercialize products, and risks associated with establishing and maintaining sales, marketing and distribution capabilities with appropriate technical expertise and supporti ng infrastructure, ability to retain key personnel, the impact of the Company’s recent restructuring actions on its employees, partners and others, the ability of the Company to protect and t o e nforce its intellectual property rights, volatility and fluctuations in the trading price and volume of the Company’s shares, and general economic and market conditions. Other risks affecting the Company are in the Company’s Form 10 - Q filed with the SEC on August 9, 2023, and other periodic report s filed with the SEC. In addition to the risks described above and in Theravance Biopharma's filings with the SEC, other unknown or unpredictable factors also could affect Theravance Bi opharma’s results. No forward - looking statements can be guaranteed, and actual results may differ materially from such statements. Given these uncertainties, you should not place un due reliance on these forward - looking statements. Theravance Biopharma assumes no obligation to update its forward - looking statements on account of new information, future events or otherwise, except as required by law. Non - GAAP Financial Measures Theravance Biopharma provides a non - GAAP profitability target and a non - GAAP metric in this presentation. Theravance Biopharma b elieves that the non - GAAP profitability target and non - GAAP net loss from operations provide meaningful information to assist investors in assessing prospects for future performan ce and actual performance as they provide better metrics for analyzing the performance of its business by excluding items that may not be indicative of core operating results an d the Company's cash position. Because non - GAAP financial targets and metrics, such as non - GAAP profitability and non - GAAP net loss from operations, are not standardized, it ma y not be possible to compare these measures with other companies' non - GAAP targets or measures having the same or a similar name. Thus, Theravance Biopharma’s non - GAAP measures should be considered in addition to, not as a substitute for, or in isolation from, the company's actual GAAP results and other targets. 2

Strategic Objectives to Drive Value Creation 3 1. Non - GAAP profit is expected to consist of GAAP income before taxes less share - based compensation expense and non - cash interes t expense. See the section titled "Non - GAAP Financial Measures” on Slide 2 for more information. MSA, multiple system atrophy; nOH, neurogenic orthostatic hypotension ; PIFR, peak inspiratory flow rate. Financial ‣ Complete expanded $325M Capital Return by end of 2023 ‣ Achieve non - GAAP 1 profitability through continued YUPELRI growth and expense management ‣ Drive Phase 3 CYPRESS trial to completion in MSA patients with symptomatic nOH ‣ Position ampreloxetine for regulatory and commercial success Ampreloxetine ‣ Continue YUPELRI Net Sales growth by executing on targeted strategies to capture sizeable niche market ‣ Capitalize on PIFR - 2 study results, if successful

FDA - approved for maintenance treatment of COPD First and only once - daily, LAMA (long - acting muscarinic agent) nebulized maintenance medicine for COPD Co - promotion agreement with VIATRIS ® (35% / 65% Profit Share)

107,790 113,220 137,760 159,720 156,180 K 20 K 40 K 60 K 80 K 100 K 120 K 140 K 160 K 180 K Q2'22 Q3'22 Q4'22 Q1'23 Q2'23 $49.1 $53.4 $55.7 $47.0 $55.0 0 10 20 30 40 50 60 Q2'22 Q3'22 Q4'22 Q1'23 Q2'23 YUPELRI ® | Growing Net Sales and Hospital Volume 5 YUPELRI Hospital Doses Hospital doses sold increased 45% Q2’23 vs. Q2’22 2 Total YUPELRI Net Sales ($M) Net sales increased 12% Q2’23 vs. Q2’22 1 20% rolling 4 - quarter growth through Q2’23 50% rolling 4 - quarter growth through Q2’23 1. In the US, Viatris is leading the commercialization of YUPELRI, and Theravance Biopharma co - promotes the product under a prof it and loss sharing arrangement (65% to Viatris; 35% to Theravance Biopharma). 2. Source: IQVIA DDD, HDS, VA and Non - Reporting Hospital through 6/30/2023. Preliminary data subject to revision upon receipt of final data.

YUPELRI ® Hospital and Community Share Trends 6 1. Joint VTRS/TBPH Market Research. * Hospital LA - NEB Market Share - IQVIA DDD through 6/30/2023. †Community LA - NEB Market Share includes Retail + DME / Med B FFS through May’23. 6.6% 7.6% 7.6% 8.6% 9.5% 10.7% 11.3% 11.6% 13.3% 12.5% 14.9% 15.2% 0% 5% 10% 15% 20% 25% 30% 35% Q3'20 Q4'20 Q1'21 Q2'21 Q3'21 Q4'21 Q1'22 Q2'22 Q3'22 Q4'22 Q1'23 Q2'23 Hospital LA - NEB Market Share* YUPELRI Hospital LA-NEB Market Share Patients continue treatment in the community setting which is inclusive of both the retail and DME channels 17.4% 18.7% 19.7% 21.4% 22.5% 23.2% 24.1% 25.3% 26.4% 27.1% 28.0% 29.0% 0% 5% 10% 15% 20% 25% 30% 35% Q3'20 Q4'20 Q1'21 Q2'21 Q3'21 Q4'21 Q1'22 Q2'22 Q3'22 Q4'22 Q1'23 Q2'23 Community LA - NEB Market Share † YUPELRI Community LA-NEB Market Share Most patients who receive YUPELRI ® in the hospital are discharged with an Rx 1 LA - NEB Market: YUPELRI, BROVANA, LONHALA, PERFOROMIST, arformoterol, formoterol Hospital LA - NEB Market Share Community LA - NEB Market Share

7 Source: Symphony Health METYS Prescription Dashboard through 6/30/2023.  9.7% 6.8% - 2.0% 10.2% 4.9% 4.1% 6.9% 7.8% K 5 K 10 K 15 K 20 K 25 K 30 K 2021-Q2 2021-Q3 2021-Q4 2022-Q1 2022-Q2 2022-Q3 2022-Q4 2023-Q1 2023-Q2 YUPELRI Retail TRx YUPELRI Retail TRx YUPELRI Retail TRx  - 6.1% 9.5% 0.1% 11.0% 4.8% 12.0% 23.4% 5.6% K 1 K 2 K 3 K 4 K 5 K 2021-Q2 2021-Q3 2021-Q4 2022-Q1 2022-Q2 2022-Q3 2022-Q4 2023-Q1 2023-Q2 YUPELRI Retail New to Product Rx YUPELRI Retail New to Product Rx YUPELRI Retail New to Product Rx Axis scale differs from TRx view YUPELRI ® Retail Trends TRx and New Patient Starts Continue to Reach New Quarterly Highs Q /Q Growth

8 Substantial Opportunity for Further YUPELRI ® Growth Long - Acting Nebulized Maintenance Patients Patients Using Short - Acting Nebulized Therapy ~200K Current Long - Acting Neb Patients ~200K Patients Inappropriately Using Short - Acting Nebulized Treatments for Maintenance Therapy Current COPD Patients on Nebulized Therapy COPD Patients Who Could Benefit from Nebulized Therapy 1. Addressable patient population quantifies the number of patients within the intended target profile. Sources: Citeline Pharma Custom Intelligence Primary Research April 2023, Symphony Health METYS Prescription Dashboard, Solut ion sRx Med B FFS. COPD, chronic obstructive pulmonary disease; PIFR, peak inspiratory flow rate. ~1.5M Patients on Handheld - Only Maintenance Regimens who Remain Symptomatic ~2M Patients for Whom YUPELRI May Be Appropriate ~60K patients estimated to be on YUPELRI currently Addressable Patient Population (U.S.) 1 Suboptimal PIFR Cognitive Impairment Dexterity Challenges

Development YUPELRI PIFR - 2 Last patient enrolled; top - line disclosure anticipated Jan ’24 CYPRESS ( ampreloxetine ) Last patient enrolled anticipated H2 ‘24

Randomization 1:1 Results YUPELRI SPIRIVA ® via HH* Once - daily treatment: 12 weeks Run - in YUPELRI ® : Phase 4 Randomized, Double - Blind, Parallel - Group Study (PIFR - 2) 10 Phase 4, Randomized, Double - Blind, Parallel˗Group Study in Adults With Severe - to - Very - Severe COPD and Suboptimal Inspiratory Flo w Rate. *Dry powder inhaler (Spiriva ® HandiHaler ® ). COPD, chronic obstructive pulmonary disease; FEV 1 , forced expiratory volume in 1 second; PIFR, peak inspiratory flow rate. Endpoints ‣ Primary: Change from baseline in trough FEV 1 ( Day 85) ‣ Key secondary: Trough overall treatment effect on FEV 1 Sample size ‣ N = Up to 488 GOLD 3 and 4 patients ‣ Top - line disclosure anticipated Jan ‘24

PIFR - 1 Experience Informed PIFR - 2 Design Chronic Obstr Pulm Dis . 2019; 6(4): 321 – 331. Note: The ns shown are the numbers in the analysis set or subset. Evaluable ns are 90 (Tio) and 89 (Rev) for the ITT analysis an d 70 (Tio) and 70 (Rev) for the subset analysis. FEV1, forced expiratory volume in one second; ITT, intent - to - treat; LS, least squares; PIFR, peak inspiratory flow rate; REV, re vefenacin; SE, standard error; TIO, tiotropium. P = 0.4461 LS Difference (SE) = 17.0 (22.3) LS Mean Change From Baseline (mL) ITT: GOLD 2/3/4 PIFR < 60 L/min P =0.0248 LS Difference (SE) = 49.1 (21.6) GOLD 3/4 40.9 57.9 0 10 20 30 40 50 60 70 80 90 100 Trough FEV1 TIO 18 μ g (n=104) REV 175 μg (n=102) 23.2 72.3 0 10 20 30 40 50 60 70 80 90 100 Trough FEV1 TIO 18 μ g (n=81) REV 175 μg (n=80) 11

Ampreloxetine Investigational once - daily norepinephrine reuptake inhibitor For symptomatic neurogenic orthostatic hypotension (nOH) in multiple system atrophy (MSA) patients

13 The Ampreloxetine Opportunity: Symptomatic nOH in MSA 1. Wan, L., Zhu, S., Chen, Z. et al., Transl Neurodegener 12, 38 (2023). 2. UCSD Neurological Institute (25K - 75K, with ~10K new cases per year); NIH National Institute of Neurological Disorders and Str oke (15K - 50K). 3. Delveinsight MSA Market Forecast (2023); Symptoms associated with orthostatic hypotension in pure autonomic failure and mu lti ple systems atrophy, CJ Mathias (1999). MSA, multiple system atrophy; nOH, neurogenic orthostatic hypotension. Multiple system atrophy (MSA) is a rare, progressive neurologic disorder characterized by misfolded α - synuclein in regions of the brain. It impacts autonomic processes, including blood pressure regulation and motor control and symptoms can include slow movement, rigid muscles and poor balance 1 . Neurogenic orthostatic hypotension (nOH) is a common symptom of MSA, involving impaired regulation of standing blood pressure, due to autonomic dysfunction. Symptoms include dizziness, feeling faint, vision problems and weakness. Approximately 50,000 persons in the U.S. suffer from MSA, and 70 - 90% of MSA patients (35K to 45K) experience symptoms of nOH 2,3 . Current therapies addressing nOH symptoms suffer from significant safety, dosing and durability limitations.

Untreated nOH NE Release Systolic Blood Pressure Ampreloxetine: Designed to Reduce Symptoms in MSA 14 Palma JA, Kaufmann H. Mov Disord Clin Pract 2017;4:298 - 308. 1. Data from MSA patients reported after 4 weeks of ampreloxetine administration in study 0169. 2. Data from MSA patients at week 6 of the randomized withdrawal period of study 0170. MSA, multiple system atrophy; NE, norepinephrine; NET, norepinephrine transporters; nOH, neurogenic orthostatic hypotension. Inadequate autonomic response • Vasodilation • Blood pressure upon standing Therapeutic response • Vasoconstriction • Blood pressure Symptoms: x Potentiates endogenous norepinephrine 1 x Increases blood pressure 2 x Leads to durable effectiveness 2 NE A XON TERMINAL D ENDRITE + Ampreloxetine Ampreloxetine Reduction in symptoms • Dizziness • Feeling Faint • Vision Problems • Weakness

Study 0170: Ampreloxetine Prevented Blood Pressure Drop and Symptoms Worsening in MSA 1 15 1. Data from MSA patients at week 6 of the randomized withdrawal period of study 0170 (n=33 for BP response, n=38 for OHSA Co mpo site). 2. The OHSA Composite is a neurological assessment tool measuring six clinical symptoms of nOH -- dizziness, vision problems, we akness, fatigue, trouble concentrating and head/neck discomfort BP, blood pressure; LS, least - squares; MSA, multiple system atrophy; OHSA, orthostatic hypotension symptom assessment; SE, stand ard error; SEM, standard error of mean. 3 min Standing BP Response 1 - 40 - 20 0 20 40 60 Worsening - 12.4 +6.1 Mean Change, mmHg (SE) Placebo Ampreloxetine - 0.03 LS Mean Change in OHSA Composite (SEM) Worsening +1.54 Symptoms OHSA Composite 1 0.0 - 0.5 0.5 1.0 1.5 2.0 2.5 Placebo Ampreloxetine • In Study 0170 , Ampreloxetine demonstrated a standing blood pressure improvement of 18.5mm Hg compared to placebo • In a prespecifie d analysis of 38 MSA patients in Study 0170 , Ampreloxetine demonstrated a clinically meaningful and statistically significant improvement in the OHSA Composite score 2 compared to placebo • The OHSA Composite Score has been chosen as the primary endpoint in Theravance’s ongoing CYPRESS Phase 3 study

16 CI, confidence interval; MSA, multiple system atrophy; OHSA, Orthostatic Hypotension Symptom Assessment; OL, open - label; RW, ran domized withdrawal. Studies 0169/0170: Ampreloxetine Delivered Durable Symptom Improvements in MSA 33 34 31 32 64 42 20 20 18 20 0 0 4 0 4 8 12 16 18 20 22 2 4 6 8 0169 4 - week double - blind 0170 6 - week RWD period 0170 16 - week open label period Placebo, n= Ampreloxetine, n= Week OHSA Composite Score Mean (95% CI) BL BL BL Ampreloxetine Placebo

17 Effective Treatment Requires Intact Peripheral Nerves REFERENCES: Fanciulli A, Wenning GK. Multiple - system atrophy. N Engl J Med. 2015;372(3):249 - 263. Jordan J, Shibao C, Biaggioni I. Multiple system atrophy: using clinical pharmacology to reveal pathophysiology. Clin Auton Res . 2015;25(1):53 - 59. MSA, multiple system atrophy.

High Probability of Technical Success CYPRESS: Phase 3 randomized withdrawal (RWD) study in patients with MSA 18 Enrichment Strategies for Clinical Trials to Support Determination of Effectiveness of Human Drugs and Biological Products Gu ida nce for Industry https://www.fda.gov/media/121320/download MSA, multiple system atrophy; OHSA, Orthostatic Hypotension Symptom Assessment; RWD, randomized withdrawal design. CYPRESS KEYS: ‣ Primary Endpoint: Change in OHSA Symptoms Composite Score – Reduces Variability vs. Individual Symptom Score – Informed by Study 0170 Result ‣ Refined D uration of Ope n - Label and RWD Periods Based on 0170 Result ‣ Aligned with FDA Randomization 1:1 Results Ampreloxetine 10 mg Placebo Once - daily treatment: 8 weeks Ampreloxetine 10 mg Open - Label Once - daily treatment: 12 weeks Double - blind RWD n~100 To be enrolled n~60 Completers

Study 0170 OHQ Questionnaire Scores LS Mean (95% CI) OHSA Symptoms composite score - 1.6 ( - 2.7, - 0.5) Dizziness - 1.5 ( - 3.2, 0.2) Vision - 1.7 ( - 3.2, - 0.3) Weakness - 0.7 ( - 2.3, 0.9) Fatigue - 1.5 ( - 3.1, 0.1) Trouble concentrating - 1.8 ( - 3.3, - 0.4) Head/neck discomfort - 2.2 ( - 3.7, - 0.7) OHDAS Daily activities composite score - 0.8 ( - 2.1, 0.4) Standing short time - 2.0 ( - 3.6, - 0.4) Standing long time - 0.3 ( - 1.8, 1.2) Walking short time - 0.7 ( - 2.4, 1.0) Walking long time 0.4 ( - 1.2, 2.1) OHQ composite score - 1.2 ( - 2.3, - 0.2) The Unique Benefits of Ampreloxetine Treatment 19 Reflects Theravance Biopharma's expectations for ampreloxetine based on clinical trial data to date. Ampreloxetine is in deve lop ment and not approved for any indication. Data on file. 1. Data from MSA patients at week 6 of the randomized withdrawal period of study 0170. 2. NORTHERA ® (droxidopa) [package insert]. Deerfield, IL: Lundbeck. 2014. 3. ProAmatine® (midodrine hydrochloride) [Warning Ref 4052798]. Lexington, MA: Shire. 2017. CI, confidence interval; MSA, multiple system atrophy; OHDAS, orthostatic hypotension daily activity scale; OHQ, orthostatic hypotension questionnaire; OHSA, Orthostatic Hypotension Symptom Assessmen t. Supine hypertension with droxidopa and midodrine 2,3 Absence of a signal would be a differentiator: • Available to patients with supine hypertension • Can be taken any time of day/night • Potential to be combined with other drugs Differentiated safety profile Unique mechanism and durable efficacy MSA patients may have difficulty swallowing : • Once - daily dosing, single 10mg tablet • Low dosing frequency improves compliance • Decreases caregiver burden Patient - friendly dosing First - in - class therapy effective in treating a constellation of cardinal symptoms in MSA patients: -4 -2 0 2 4 Favors ampreloxetine Favors placebo Improvement seen in activities of daily living that require w alking and standing for a short time could favorably impact caregiver burden 1

Ampreloxetine’s Significant Potential 20 Reflects Theravance Biopharma's expectations for ampreloxetine based on clinical trial data to date. Ampreloxetine is in deve lop ment and not approved for any indication. Data on file. 1. UCSD Neurological Institute (25K - 75K, with ~10K new cases per year); NIH National Institute of Neurological Disorders and Str oke (15K - 50K). 2. Delveinsight MSA Market Forecast (2023); Symptoms associated with orthostatic hypotension in pure autonomic failure and multiple systems atrophy, CJ Mathias (1999). 3 . N ORTHERA ® (droxidopa) [package insert]. Deerfield, IL: Lundbeck. 2014. 4. ProAmatine® (midodrine hydrochloride) [Warning Ref 4052798]. Lexington, MA: Shire. 2017. MSA, multiple system atrophy; nOH, neurogenic orthostatic hypotension; OHSA, Orthostatic Hypotension Symptom Assessment. ~50K MSA patients in U.S. 1 (orphan disease) MSA Prevalence 70% - 90% of MSA patients experience nOH symptoms 2 Prevalence of nOH in MSA Patients 35K – 45K MSA patients with nOH symptoms Addressable Patient Population • No approved therapy has demonstrated a durable effect on nOH symptoms 1,2 • In about half of patients with nOH, supine hypertension complicates management 3 • Many MSA patients remain inadequately managed for nOH symptoms, despite available therapies 4 • Long - term adherence remains low, despite genericization of approved treatments 4,5 • A chieve market leadership as the only treatment proven to deliver durable nOH symptom improvement in MSA patients as measured by OSHA Composite • Deliver considerable quality of life improvements to patients and caregivers • Improve rates of compliance and persistence within the treated population • Significantly expand the percentage of MSA patients treated for nOH symptoms Competitive Analysis: Ampreloxetine Should:

Financial Update

Second Quarter 2023 Financials 22 1. Amounts include share - based compensation. 2. Non - GAAP net loss from continuing operations consists of GAAP net loss before taxes excluding share - based compensation expens e and non - cash interest expense; see reconciliation on Slide 20 and the section titled "Non - GAAP Financial Measures“ on Slide 2 for more information. ($, in thousands) Revenue: Viatris collaboration agreement $ 13,743 $ 10,878 $ 24,154 $ 21,565 Collaboration revenue 6 172 12 181 Licensing revenue - - - 2,500 Total revenue 13,749 11,050 24,166 24,246 Costs and expenses: Research and development (1) 9,425 14,924 23,997 38,177 Selling, general and administrative (1) 19,278 16,222 38,461 34,064 Restructuring and related expenses (1) 1,169 3,005 2,743 12,329 Total costs and expenses 29,872 34,151 65,201 84,570 Loss from continuing operations (before tax and other income & expense) $ (16,123) $ (23,101) $ (41,035) $ (60,324) Income from discontinued operations (before tax) - 14,602 - 28,915 Share-based compensation expense: Research and development 1,855 2,909 4,296 7,439 Selling, general and administrative 4,409 5,030 8,632 10,528 Restructuring and related expenses - 1,770 357 6,287 Total share-based compensation expense 6,264 9,709 13,285 24,254 Operating expense excl. share-based compensation and one-time expenses: R&D operating expense (excl. share-based comp and restructuring exp.) 7,570 12,015 19,701 30,738 SG&A operating expense (excl. share-based comp and restructuring exp.) 14,869 11,192 29,829 23,536 Total operating expenses excl. share-based compensation and one-time expenses$ 22,439 $ 23,207 $ 49,530 $ 54,274 Non-GAAP net loss from continuing operations (2) $ (7,355) $ (13,089) $ (22,267) $ (38,279) Three Months Ended June 30, 2023 2022 (Unaudited) Six Months Ended June 30, 2023 2022 (Unaudited)

Second Quarter 2023 Financials (Cont’d) 23 See the section titled "Non - GAAP Financial Measures" on Slide 2 for more information. GAAP Net Loss from Continuing Operations $ (15,645) $ (22,793) $ (37,733) $ (63,052) Adjustments: Share-based compensation expense 6,264 9,709 13,285 24,254 Non-cash interest expense 568 - 1,118 - Income tax expense (benefit) 1,458 (5) 1,063 519 Non-GAAP Net Loss from Continuing Operations $ (7,355) $ (13,089) $ (22,267) $ (38,279) (Unaudited) Reconciliation of GAAP to Non-GAAP Net Loss from Continuing Operations (In thousands) Three Months Ended June 30, Six Months Ended June 30, 2023 2022 2023 2022 (Unaudited)

Q2 2023 Financial Highlights Significant Capital Returns from a Position of Strength 24 1. Non - GAAP loss from continuing operations consists of GAAP loss before taxes excluding share - based compensation expense and no n - cash interest expense; see reconciliation on Slide 20 and the section titled "Non - GAAP Financial Measures“ on Slide 2 for more information. 2. Cash, cash equivalents and marketable securities. SBC, Share - Based Compensation. Metric Q2 ‘23 (M) Q2 ’22 (M) Note VIATRIS Collaboration Revenue $13.7 $10.9 SG&A and R&D Expense, ex - SBC & One - time Items $22.4 $23.2 Share - Based Compensation $6.3 $7.9 • Excluding restructuring expenses in Q3’22 Non - GAAP Loss from Continuing Operations 1 ($7.4) ($13.1) • ~($6.2M) in Q2’23, excluding non - cash impairment charge related to sale of lab equipment Cash and Cash Equivalents 2 (as of quarter - end) $167.5 $132.9 • >$80M of share buybacks in Q2’23 Debt (as of quarter - end) $0.0 $624.7 Shares Outstanding (as of quarter - end) 53.7 76.4 • ~7.3M shares repurchased in Q2’23

2023 Financial Guidance Expect to Generate Non - GAAP 1 Profit in 2H 2023 25 1. Non - GAAP profit is expected to consist of GAAP income before taxes less share - based compensation expense and non - cash interes t expense; see the section titled "Non - GAAP Financial Measures" on Slide 2 for more information. • 2023 OPEX Guidance Range: • R&D: $35M - $45M • SG&A: $45M - $55M • Guidance Excludes: • Non - cash share - based compensation • Non - recurring costs: • Incurred $1.6M in Q1’23 associated with headcount reduction, $1.2M in Q2’23 associated with lab equipment sale • No further severance and termination costs expected • Share - Based Compensation: • Expected to decline materially in 2023 vs. 2022 • Q2’23 down 21% Y/Y, excluding restructuring costs, and 35%, including restructuring

x ~$95M: Purchased GSK's equity stake in Theravance (Sep’22) and completed Dutch auction tender offer (Nov’22) x >$80M completed in Q2 2023 $325 Million Capital Return Program On Track to Complete Program by Year - End 26 Complete ($95M) Open Market Share Buybacks Complete ($169M) At 6/30/23: ~$264M completed overall; ~$61M remaining in capital return program

Q2’23 Net Sales of $760 M |YTD Net Sales of $1.33B 4 Outer - Year Royalties 3 return in 2029: TRELEGY ELLIPTA Milestones and Royalties GSK’s TRELEGY ELLIPTA (FF/UMEC/VI): First and only once - daily single inhaler triple therapy 27 1. If both milestones are achieved in a given year, Theravance Biopharma will only earn the higher milestone. 2. Based on 10 0% of TRELEGY ELLIPTA royalties. 3. 85 % of TRELEGY ELLIPTA royalties return to Theravance Biopharma beginning July 1, ್ 2029 ್ for sales ex - U.S., and January 1, ್ 2031 ್ for sales within the U.S.; U.S. royalties expected to end late 2032; ex - U.S. royalties expected to end mid - 2030s and are country specific. 4. Source: GSK - reported Net Sales in USD. FF, Fluticasone Furoate; UMEC, Umeclidinium; VI, Vilanterol. Mid - Term Value Long - Term Value • Ex - US royalties return Jul. 1, ௗ 2029 • US royalties return after Jan. 1, ௗ 2031 • Paid directly from Roy alty Pharma Up to $250M of Sales - based milestones 1,2 between 2023 – 2026: GSK remains exclusively responsible for commercialization of TRELEGY ELLIPTA

Theravance Biopharma: Positioned for Value Creation MSA, multiple system atrophy; nOH, neurogenic orthostatic hypotension. Ampreloxetine for nOH new era in treating MSA symptoms Substantial opportunity for further growth Potential to offer a unique, first in class treatment benefit Retained future value of TRELEGY in milestones and certain outer year royalties Retained Value Positioned to create value from a foundation of financial strength Three distinct drivers of value over the near, mid, and long - term 28

Rick E Winningham Chairman and Chief Executive Officer Aziz Sawaf, CFA Senior Vice President, Chief Financial Officer Rhonda F. Farnum Senior Vice President, Chief Business Officer Richard A. Graham Senior Vice President, Research and Development Senior Leadership

YUPELRI ® (revefenacin) inhalation solution YUPELRI ® inhalation solution is indicated for the maintenance treatment of patients with chronic obstructive pulmonary disease (COPD) . Important Safety Information (US) YUPELRI is contraindicated in patients with hypersensitivity to revefenacin or any component of this product . YUPELRI should not be initiated in patients during acutely deteriorating or potentially life - threatening episodes of COPD, or for the relief of acute symptoms, i . e . , as rescue therapy for the treatment of acute episodes of bronchospasm . Acute symptoms should be treated with an inhaled short - acting beta 2 - agonist . As with other inhaled medicines, YUPELRI can produce paradoxical bronchospasm that may be life - threatening . If paradoxical bronchospasm occurs following dosing with YUPELRI, it should be treated immediately with an inhaled, short - acting bronchodilator . YUPELRI should be discontinued immediately and alternative therapy should be instituted . YUPELRI should be used with caution in patients with narrow - angle glaucoma . Patients should be instructed to immediately consult their healthcare provider if they develop any signs and symptoms of acute narrow - angle glaucoma, including eye pain or discomfort, blurred vision, visual halos or colored images in association with red eyes from conjunctival congestion and corneal edema . Worsening of urinary retention may occur . Use with caution in patients with prostatic hyperplasia or bladder - neck obstruction and instruct patients to contact a healthcare provider immediately if symptoms occur . Immediate hypersensitivity reactions may occur after administration of YUPELRI . If a reaction occurs, YUPELRI should be stopped at once and alternative treatments considered . The most common adverse reactions occurring in clinical trials at an incidence greater than or equal to 2 % in the YUPELRI group, and higher than placebo, included cough, nasopharyngitis, upper respiratory infection, headache and back pain . Coadministration of anticholinergic medicines or OATP 1 B 1 and OATP 1 B 3 inhibitors with YUPELRI is not recommended . YUPELRI is not recommended in patients with any degree of hepatic impairment . 30 OATP, organic anion transporting polypeptide.

About YUPELRI ® (revefenacin) Inhalation Solution YUPELRI ® (revefenacin) inhalation solution is a once - daily nebulized LAMA approved for the maintenance treatment of COPD in the US . Market research by Theravance Biopharma indicates approximately 9 % of the treated COPD patients in the US use nebulizers for ongoing maintenance therapy . 1 LAMAs are a cornerstone of maintenance therapy for COPD and YUPELRI ® is positioned as the first once - daily single - agent bronchodilator product for COPD patients who require, or prefer, nebulized therapy . YUPELRI ® ’s stability in both metered dose inhaler and dry powder device formulations suggest that this LAMA could also serve as a foundation for novel handheld combination products . 31 1. TBPH market research (N=160 physicians); refers to US COPD patients. COPD, chronic obstructive pulmonary disease; LAMA, long - acting muscarinic antagonist.

Appendix

Patent Protection Into Late 2030s 33 COPD, Chronic obstructive pulmonary disease ; nOH, neurogenic orthostatic hypotension; PTE, patent term extensions. Compound Invention Granted / Pending Application Estimated Patent Expiry YUPELRI ® / revefenacin Composition of Matter Granted US 2028 (once PTE awarded) Polymorph Granted US 2030 - 2031 Method for the maintenance treatment of COPD patients Granted US 2039 Ampreloxetine Composition of Matter Granted US 2030 (plus PTE of up to 5 years) Method of Treating nOH Granted US 2037

34 Viatris Collaboration Agreement Revenue Theravance Entitled to Share of US profits (65% to Viatris; 35% to Theravance) 1. Any reimbursement from Viatris attributed to the 65% cost - sharing of our R&D expenses is characterized as a reduction of R&D expense. 2. Amount included as a receivable on the balance sheet as “Receivables from collaborative arrangements.” Viatris Collaboration Agreement Revenue Cash amount receivable from Viatris 1,2 Payment of shared Viatris expenses (35%) Reimbursement of shared Theravance expenses (65%) 35% of YUPELRI ® Net Sales Collaboration Revenue, in any given period can fluctuate by the absolute and relative expenses incurred by Viatris and Theravance, in addition to the Net Sales generated in the period

TRELEGY ELLIPTA Theravance Biopharma and Royalty Pharma Deal Summary • Upfront: $1.1B (Received) • Milestones: Up to $250M 35 1. If both milestones are achieved in a given year, Theravance Biopharma will only earn the higher milestone. 2. Based on 100% of TRELEGY ELLIPTA royalties. 3. U.S. royalties expected to end late 2032; ex - U.S. royalties expected to end mid - 2030s and are country specific. Ampreloxetine (Unsecured Royalty) • Outer Year Royalty (“OYR”): 85% of royalties for TRELEGY ELLIPTA return to Theravance Biopharma: – On and after January 1, ௗ 2031 ௗ for U.S. sales 3 – On and after July 1, ௗ 2029 ௗ for ex - U.S. sales 3 • Upfront payment: $25M (Received) • 1st Regulatory approval milestone: $15M – Approval by either FDA or first of the EMA or all four Germany, France, Italy and Spain • Future royalties paid to Royalty Pharma: – 2.5% on annual global net sales up to $500M – 4.5% on annual global net sales > $500M

Offering Hope to MSA Patients with Symptomatic nOH 36 MSA, multiple system atrophy; nOH, neurogenic orthostatic hypotension. 33rd International Symposium on the Autonomic Nervous System November 2 – 5, 2022: Sheraton Maui , Hawaii Kaufmann H, et al. Abstract 33 / Virtual Poster 117 Blood pressure and pharmacodynamic response of ampreloxetine, a norepinephrine reuptake inhibitor, in patients with symptomatic nOH Biaggioni I, et al. Abstract 34 / Virtual Poster 106 A phase 3, 22 - week, multi - center, randomized withdrawal study of ampreloxetine in treating symptomatic nOH Freeman R, et al. Abstract 30 / Virtual Poster 4 Longitudinal analysis of ampreloxetine for the treatment of symptomatic nOH in subset of patients with MSA Platform Presentations, Session 1, November 2, 2022

Shift Toward Broad Symptomatic Improvement for MSA Patients 1. Data from MSA patients at week 6 of the randomized withdrawal period of study 0170. 2. Biaggioni I, et al. Abstract 34 / Virtual Poster 106; Kaufmann H, et al. Abstract 33 / Virtual Poster 117; Freeman R, et al. Abstract 30 / Virtual Poster 4. MSA, Multiple System Atrophy; nOH, neurogenic orthostatic hypotension; OHDAS, orthostatic hypotension daily activity scale; OHQ, orthostatic hypotension questionnaire; OHSA, Orthostatic Hypotension Symptom Assessment ; PAF, Pure Autonomic Failure; PD, Parkinson’s Disease. “Old” Ampreloxetine Program “New” MSA - focused Ampreloxetine Program MSA PAF MSA PD “Dizziness” based indication for short - term effectiveness Constellation of symptoms - based indication In study 0170, ampreloxetine prevented blood pressure drop and symptoms worsening in MSA 1 Support from the scientific and medical community with 3 scientific presentations presented at the American Autonomic Society meeting 2 Aligned with FDA on new Phase 3 study for approval with OHSA composite as primary endpoint Durable effectiveness 37

Shift Toward Broad Symptomatic Improvement for MSA Patients 1. Data from MSA patients at week 6 of the randomized withdrawal period of study 0170. 2. Biaggioni I, et al. Abstract 34 / Virtual Poster 106; Kaufmann H, et al. Abstract 33 / Virtual Poster 117; Freeman R, et al. Abstract 30 / Virtual Poster 4. MSA, Multiple System Atrophy; nOH, neurogenic orthostatic hypotension; OHDAS, orthostatic hypotension daily activity scale; OHQ, orthostatic hypotension questionnaire; OHSA, Orthostatic Hypotension Symptom Assessment ; PAF, Pure Autonomic Failure; PD, Parkinson’s Disease. “Old” Ampreloxetine Program “New” MSA - focused Ampreloxetine Program MSA PAF MSA PD “Dizziness” based indication for short - term effectiveness Constellation of symptoms - based indication In study 0170, ampreloxetine prevented blood pressure drop and symptoms worsening in MSA 1 Support from the scientific and medical community with 3 scientific presentations presented at the American Autonomic Society meeting 2 Aligned with FDA on new Phase 3 study for approval with OHSA composite as primary endpoint Durable effectiveness 38